UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 12, 2010   (October 6, 2010)

ANCHOR FUNDING SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52589	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10801 Johnston Road, Suite 210 Charlotte, CA	28226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (866) 789-3863

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

Reference is made to Item 2.01 - Completion of Acquisition or Disposition of Assets regarding a material agreement to dispose of a significant subsidiary and assets of the Registrant.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On October 6, 2010, Anchor Funding Services, Inc. (the "Company") entered into a Rescission Agreement (the "Agreement”) with the Minority Members, namely, John A. McNiff, III and Michael P. Hilton (collectively the "Buyers") of its 80% owned subsidiary, Brookridge Funding Services, LLC ("Brookridge"). The purpose of this Agreement is to rescind the Company's acquisition of certain assets of Brookridge Funding, LLC pursuant to an Asset Purchase Agreement dated December 4, 2009.

Under the terms of the Agreement, the Buyers of Brookridge have purchased Anchor's interest in Brookridge at book value of approximately $783,000.

At closing, the Company delivered an Assignment of its Membership Interests of Brookridge to the Buyers, the Company executed a Confidentiality Agreement agreeing to keep confidential and not to use certain information concerning Brookridge and Buyers executed the Confidentiality Agreement agreeing to keep confidential certain information concerning the Company and the parties executed a Mutual Release Agreement. The Termination Agreement provides that the Company during a Restricted Period of two years may not directly or indirectly call upon, contact, solicit, divulge, encourage or appropriate or attempt to call upon, contact, solicit, diverge, encourage or approach any customer or interfere with the business relationship between customer and Brookridge. The Company is not prohibited from competing with Brookridge or engaging in the business conducted by Brookridge.

Separately from the Rescission Agreement, Brookridge and MGM Funding LLC, a company controlled by our Chief Executive Officer and a director, Morry F. Rubin, by our director, George Rubin, and by a principal stockholder of the Company, agreed to terminate their Credit Agreement. At closing, no monies were owed by Brookridge to MGM.

 Effective as of immediately prior to the Closing and in consideration for the sale of the Purchased Interest, Buyers and Brookridge agreed to assign their rights and interest in the following assets to the Company:

(a)           Brookridge’s current website (not including any rights or interest with respect to the Brookridge name, web address or domain name); and

(b)           the Sherburne Account. (See Item 8.01 - Other Events for a description of the current litigation involving this account.)

The Agreement provides that the Company shall control collection and recovery efforts under the Sherburne Account and shall keep Buyers reasonably informed concerning substantive developments pertaining thereto  The Buyers and the Company in connection with such collection and recovery efforts shall share all out-of-pocket costs and expenses, as well as all collections, in the proportion of eighty percent (80%) by the Company and ten percent (10%) by each Buyer.  The Company shall pay to Buyers their share of any collections promptly after receipt of same and shall, from time to time, provide each Buyer with copies of any and all invoices related to the shared costs and expenses, proof of payment therefor and invoice for such expenses as they are incurred, which such invoices shall be payable by each Buyer within twenty (20) days after delivery.  In the event Buyers shall fail to make any payment due in accordance with the foregoing within ten (10) days after receiving notice concerning a failure to pay any such invoice, they shall forfeit any and all rights to share in collections.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

As a result of the transactions described in Item 2.01, the minority members of Brookridge who were considered executive officers of the Registrant by virtue of them being in charge of Brookridge, a principal business unit of Anchor, are no longer considered executive officers of Anchor. These minority members (also referred to herein as Sellers, namely Michael P. Hilton and John A. McNiff, III, agreed to terminate their options in Anchor and their employment contracts and personal guarantees which arose out of the acquisition of assets of Brookridge Funding LLC.

Item 7.01.  Regulation FD Disclosure

On October 12, 2010, the Company issued a press release, a copy of which is appended hereto.

Item 8.01   Other Events

In April 2010, Brookridge incurred a credit loss of approximately $650,000 due to what appears to be a fraud committed by a Brookridge client (hereinafter referred to as a "Sherburne Account" client). Anchor’s interest in this loss is 80% or approximately $520,000. Brookridge financed inventory purchased by this client who sold the inventory for the benefit of another company not funded by Brookridge resulting in the loss of Brookridge’s collateral rights in the inventory. As a result, Brookridge recorded a charge of $650,000 for credit losses in April, 2010. Brookridge is currently pursuing all collection remedies available to it under its purchase order and factoring agreements. The Agreement provides for 80% of any recovery of the credit loss to benefit the Company and the remaining 20% to benefit the Minority Members, also herein referred to as the Buyers under Item 2.01. As of the filing date of this Form 8-K, the Company has recouped a total of $177,000 of the $650,000 of credit losses.

Item 9.01 Financial Statements and Exhibits.

(b)  Pro forma information.

Following this page is the pro forma financial information required by Item 9.01(b) as a result of the disposition of the Company's significant subsidiary, namely, Brookridge Funding Services, LLC.

ANCHOR FUNDING SERVICES, INC.
Pro Forma Consolidated Financial Information
(Unaudited)

On October 6, 2010, Anchor Funding Services, Inc. (the "Company") entered into a Rescission Agreement (the "Agreement”) with the Minority Members, namely, John A. McNiff, III and Michael P. Hilton (collectively the "Buyers") of its 80% owned subsidiary, Brookridge Funding Services, LLC ("Brookridge"). The purpose of this Agreement is to rescind the Company's acquisition of certain assets of Brookridge Funding, LLC pursuant to an Asset Purchase Agreement dated December 4, 2009.

Under the terms of the Agreement, the Buyers of Brookridge have purchased Anchor's interest in Brookridge at book value of approximately $783,000.

At closing, the Company delivered an Assignment of its Membership Interests of Brookridge to the Buyers, the Company executed a Confidentiality Agreement agreeing to keep confidential and not to use certain information concerning Brookridge and Buyers executed the Confidentiality Agreement agreeing to keep confidential certain information concerning the Company and the parties executed a Mutual Release Agreement.

The unaudited Pro Forma  Consolidated Balance Sheet as of June 30, 2010, set forth below has been presented after giving effect to the sale of  Anchor’s interest in Brookridge (the “Rescission”)  as if it had occurred on June 30, 2010. The unaudited Pro Forma  Consolidated Statements of Operations for the six-month period ended June 30, 2010 and for the year ended December 31, 2009 set forth below have been presented after giving effect to the Rescission as if it had occurred at the beginning of the period presented, and does not assume any interest income or interest expense savings on cash proceeds.

The unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2009, has been derived primarily from the audited Consolidated Financial Statements of the Company included in its fiscal 2009 Annual Report on Form 10-K. The unaudited Pro Forma  Consolidated Statement of Operations for the six-months ended June 30, 2010 and the unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010, have been derived primarily from the unaudited  Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstance and were prepared to illustrate the estimated effects of the Rescission.

The unaudited pro forma financial statement information has been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Rescission occurred as of the periods presented. In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its fiscal 2009 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, and June 30, 2010, that the Company filed with the Securities and Exchange Commission in 2010.

ANCHOR FUNDING SERVICES, INC.
Pro Forma Consolidated Balance Sheet
(Unaudited)

	June 30, 2010
ASSETS		Brookridge
		Pro Forma
	As Reported (1)	Adjustments		Pro Forma
CURRENT ASSETS:
Cash	$92,951	$(24,952)	(2)	$67,999
		782,683	(3)
		(782,683)	(5)
Retained interest in purchased accounts receivable, net	10,196,575	(1,288,223)	(2)	8,908,352
Earned but uncollected fee income	214,474	(33,572)	(2)	180,902
Due from lender				-
Prepaid expenses and other	79,917	(3,545)	(2)	76,372
Total current assets	10,583,916	(1,350,292)		9,233,624
				-
PROPERTY AND EQUIPMENT, net	16,091	(3,649)	(2)	12,442
				-
GOODWILL	410,000	(410,000)	(6)	-
				-
INTANGIBLE ASSET - customer list	56,000	(56,000)	(6)	-
				-

SECURITY DEPOSITS	5,486			5,486

	$11,071,493	$(1,819,941)		$9,251,552

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Due to financial institution	$6,083,520			$6,083,520
Due to participant	325,388	(325,388)	(2)	-
Accounts payable	103,928	(7,021)	(2)	96,907
Due to Lender	1,773,204	(146,219)	(2)	844,302
		(782,683)	(5)
Accrued payroll and related taxes	90,546	(5,115)	(2)	85,431
Accrued expenses	251,268	(12,686)	(2)	238,582
Collected but unearned fee income	50,215			50,215
Contingent note payable	480,000	(480,000)	(6)	-
Due to client	-			-
Total current liabilities	9,158,069	(1,759,112)		7,398,957

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK, net of issuance costs of $1,209,383	698,984			698,984
COMMON STOCK	1,860			1,860
ADDITIONAL PAID IN CAPITAL	7,443,852			7,443,852
ACCUMULATED DEFICIT	(6,402,774)	96,673	(3)	(6,292,101)
		14,000	(6)
NONCONTROLLING INTEREST	171,502	(171,502)	(4)	-
	1,913,424	(60,829)		1,852,595

	$11,071,493	$(1,819,941)		$9,251,552

See Accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

ANCHOR FUNDING SERVICES, INC.
Pro Forma Consolidated Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2010
		Brookridge
		Pro Forma
	As Reported (7)	Adjustments	Pro Forma
FINANCE REVENUES	$1,646,820	$(545,238)	$1,101,582
INTEREST EXPENSE - financial institution	(535,259)	184,099	(351,160)
INTEREST INCOME	1,006		1,006

NET FINANCE REVENUES	1,112,567	(361,139)	751,428
(PROVISION) BENEFIT FOR CREDIT LOSSES	(649,187)	650,102	915

FINANCE REVENUES, NET OF INTEREST EXPENSE
AND CREDIT LOSSES	463,380	288,963	752,343
			-
OPERATING EXPENSES	1,237,886	(309,280)	928,606

LOSS BEFORE INCOME TAXES	(774,506)	598,243	(176,263)

INCOME TAXES	-	-	-

NET LOSS	(774,506)	598,243	(176,263)

LESS: NONCONTROLLING INTEREST SHARE	(119,649)	119,649	-

CONTROLLING INTEREST SHARE	(654,857)	478,594	(176,263)

DEEMED DIVIDEND ON CONVERTIBLE PREFERRED STOCK

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDER	$(654,857)	$478,594	$(176,263)

NET LOSS ATTRIBUTABLE TO COMMON
SHAREHOLDER, per share
Basic	$(0.04)	$0.03	$(0.01)

Dilutive	$(0.04)	$0.03	$(0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic and dilutive	16,887,718	16,887,718	16,887,718

See Accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

ANCHOR FUNDING SERVICES, INC.
Pro Forma Consolidated Statements of Operations
(Unaudited)
	Year Ended December 31, 2009
ASSETS		Brookridge Pro Forma Adjustments

	As Reported (7)		Pro Forma

FINANCE REVENUES	$1,699,221	$(47,997)	$1,651,224
INTEREST EXPENSE - financial institution	(111,195)	6,095	(105,100)
INTEREST INCOME			-

NET FINANCE REVENUES	1,588,026	(41,902)	1,546,124
(PROVISION) BENEFIT FOR CREDIT LOSSES	(252,139)		(252,139)

FINANCE REVENUES, NET OF INTEREST EXPENSE
AND CREDIT LOSSES	1,335,887	(41,902)	1,293,985
			-
OPERATING EXPENSES	3,223,684	(36,147)	3,187,537

LOSS BEFORE INCOME TAXES	(1,887,797)	(5,755)	(1,893,552)

INCOME TAXES	-	-	-

NET LOSS	(1,887,797)	(5,755)	(1,893,552)

LESS: NONCONTROLLING INTEREST SHARE	1,151	(1,151)	-

CONTROLLING INTEREST SHARE	(1,888,948)	(4,604)	(1,893,552)

DEEMED DIVIDEND ON CONVERTIBLE PREFERRED STOCK	(475,782)		(475,782)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDER	$(2,364,730)	$(4,604)	$(2,369,334)

NET LOSS ATTRIBUTABLE TO COMMON
SHAREHOLDER, per share
Basic	$(0.18)	$(0.00)	$(0.18)

Dilutive	$(0.18)	$(0.00)	$(0.18)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic and dilutive	13,224,664	13,224,664	13,224,664

See Accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

ANCHOR FUNDING SERVICES, INC.
Notes to the Pro Forma Consolidated Financial Statements
(Unaudited)

(1) Represents balances as reported on the unaudited Consolidated Balance Sheet included in the Company's Form 10-Q for the quarter ended June 30, 2010.

(2) Represents assets acquired and liabilities assumed by purchaser.

(3) Represents cash proceeds of $782,683 from sale of Company's interest in Brookridge. The proceeds received on October 6, 2010 exceeded the Company's investment in Brookridge as of June 30, 2010 by $96,673.

(4) To eliminate non-controlling interest.

(5) To reflect cash received at closing to reduce debt with lender.

(6) To write-off intangible assets and associated contingent consideration no longer payable pursuant to Rescission Agreement.

(7) Represents results of operations on the unaudited Consolidated Statement of Operations included in the Company's Form 10-Q for the six months ended June 30, 2010.

(8) Represents results of operations on the Consolidated Statement of Operations included in the Company's Form 10-K for the year ended June 30, 2010.

(d)  Exhibits.

The following exhibits are filed with this Form 8-K.

10.1	Rescission Agreement dated October 6, 2010 by and among Michael P. Hilton, John A. McNiff, III, and Anchor Funding Services, Inc. and exhibits thereto. (Filed herewith).

10.2	Termination Agreement by and between Brookridge Funding Services LLC and MGM Funding LLC.

99.1	Press release dated October 12, 2010. (Filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR FUNDING SERVICES, INC., a Delaware corporation

October 12, 2010	By:	/s/ Brad Bernstein
Brad Bernstein, President and Chief Financial Officer